UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

RELIV’ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19932	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard	Chesterfield, Missouri 63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 537-9715

                Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                     Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	RELV	NASDAQ Capital Market

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 19, 2020, the Company issued a press release announcing its plan for a reverse stock split, along with the intention to delist from NASDAQ Stock Market and providing additional information about the reasons for the Board’s decision in a Summary of “Reverse Stock Split” Transaction relating to the proposed reverse stock split, delisting and deregistration, which are attached hereto as Exhibits 99.1, 99.2, and are incorporated herein by reference.

Following the reverse stock split, the Company intends to file with the SEC, on or about November 19, 2020, a Form 25 requesting the delisting of its common stock from Nasdaq and the deregistration of its common stock under Section 12(b) of the Exchange Act.  After the effectiveness of the Form 25, the Company intends to file with the SEC, on or about November 29, 2020, a Form 15 requesting the deregistration of its common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.  After delisting, the Company’s common stock may be eligible for quotation on the OTC Markets Group if market makers commit to making a market in the Company’s shares.  The Company can provide no assurance that trading in its common stock will continue on the OTC Markets Group or otherwise.

The Company will send to stockholders an Information Statement on Schedule 14C (17 CFR §240.14c-101) (the “Information Statement”) and such information as may be required under Schedule 13E-3 (17 CFR §240.13e-100) (the “Schedule 13E-3”). The Company will not be sending a proxy statement or seeking proxies from our stockholders.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated October 19, 2020 captioned: “Reliv International, Inc. Announces Reverse Stock Split Transaction and Plan to Delist from NASDAQ and Deregister Its Common Stock.”

99.2	Summary of “Reverse Stock Split” Transaction, dated October 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Reliv International, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Chesterfield, State of Missouri, on October 19, 2020.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 19, 2020 captioned: “Reliv International, Inc. Announces Reverse Stock Split Transaction and Plan to Delist from NASDAQ and Deregister Its Common Stock.”

99.2	Summary of “Reverse Stock Split” Transaction, dated October 19, 2020.

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